SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                  JUNE 17, 2002
                Date of Report (Date of earliest event reported):




                             YOUNG INNOVATIONS, INC.
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             (Exact name of registrant as specified in its charter)





                                    MISSOURI
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                 (State or other jurisdiction of incorporation)





             000-23213                                 43-1718931
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      (Commission File Number)           (I.R.S. Employer Identification Number)



13705 SHORELINE COURT EAST, EARTH CITY, MO               63045
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(Address of principal executive offices)               (Zip Code)




                                 (314) 344-0010
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              (Registrant's telephone number, including area code)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

                      (a) On June 10, 2002, the Board of Directors of Young Innovations, Inc. (the "Company"), on the recommendation of the Audit Committee, dismissed Arthur Anderson LLP and appointed KPMG LLP as the Company's independent certifying accountants for the year ended December 31, 2002. As of the date of this report, KPMG LLP is in process of its standard client evaluation procedures and has not accepted the engagement.

                      (b) Arthur Andersen LLP was notified of their dismissal on June 10, 2002.

                      (c) The reports of Arthur Andersen LLP on the Company's financial statements for the two years ended December 31, 2001 and 2000, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

                      (d) In connection with the audits of the Company's financial statements for each of the two years ended December 31, 2001 and 2000, and through June 10, 2002, there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused the firm to make reference to the matter in their reports.

                      (e) The Company has requested Arthur Andersen LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter is attached as Exhibit 16.1 to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                      (a)  Financial statements and information:

                           None

                      (b)  Exhibits:

                      16.1 Letter regarding change in certifying accountant of the registrant from Arthur Andersen LLP dated June 17, 2002.

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     YOUNG INNOVATIONS, INC.

                                     By: /s/ Arthur L. Herbst, Jr.
                                        ----------------------------------------
                                          Arthur L. Herbst, Jr.
                                          Executive Vice President
                                          and Chief Financial Officer


Dated:  June 17, 2002

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